Trade and other receivables	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Trade and other receivables
25. Trade and other receivables

	2020 £m	2019 £m
Trade receivables, net of loss allowance	5,549	5,487
Accrued income	13	7
Other prepayments	359	316
Interest receivable	3	3
Employee loans and advances	11	13
Other receivables	1,017	1,376

	6,952	7,202

Trade receivables included £nil (2019 – £nil) due from associates and joint ventures. Other receivables included £nil (2019 – £nil) due from associates and joint ventures.

Loss allowance	2020 £m	2019 £m
At 1 January	130	128
Exchange adjustments	(4)	(3)
Charge for the year	41	16
Subsequent recoveries of amounts provided for	(8)	(5)
Utilised	(8)	(6)

At 31 December	151	130

Of the total trade receivables balance, £50 million (2019 – £110 million) was considered credit impaired, against which an £20 million (2019 – £11 million) expected credit loss allowance has been applied. No amount was purchased or originated credit impaired.
Within the other receivables of £1,017 million (2019 – £1,376 million), £402 million (2019 – £707 million) was classified as financial assets of which £nil (2019 – £nil) was classified as fair value through profit and loss. On the remaining balance of £402 million (2019 – £707 million), an expected credit loss allowance of £6 million (2019 – £8 million) was recognised at 31 December 2020 with no charge reported in profit or loss during the year.
For more discussion on credit risk practices, please refer to Note 43.